Exhibit 99.1

Supplemental Financial Report for the
Quarter Ended December 31, 2021

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2021 Annual Report on Form 10-K for the year ended December 31, 2021. These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. (“ATAX” or “Partnership”) expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s consolidated financial statements and related notes prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 24, 2022.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q. Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Letter from the CEO	4
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-12
Other Partnership Information	13
Partnership Financial Measures	14-15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

LETTER FROM THE CEO

I am pleased to report ATAX’s operating results for the fourth quarter of 2021, where we continued to execute on our business strategy.

We reported the following financial results as of and for the three months ended December 31, 2021:

•
Total revenues of $20.0 million
•
Net income, basic and diluted, of $0.11 per Beneficial Unit Certificate (“BUC”)
•
Cash Available for Distribution (“CAD”) of $0.14 per BUC
•
Total assets of $1.39 billion
•
Total Mortgage Revenue Bond (“MRB”) and Governmental Issuer Loan (“GIL”) investments of $978.3 million

We reported the following notable transactions during the fourth quarter of 2021:

•
Advanced $39.3 million to acquire two affordable multifamily MRB investments and fund an existing MRB investment commitment.
•
Purchased the Live 929 Apartments Series B MRB, which in combination with ATAX’s existing Live 929 Apartments Series A MRB investment represent all senior debt of the property. The MRB was purchased for $17.3 million which was a 20% discount to outstanding principal.
•
Committed to fund an MRB investment up to $44.0 million secured by a to-be-constructed independent living, assisted living and memory care property in Traverse City, MI. This is the Partnership’s first seniors housing MRB investment. The Partnership initially advanced $100,000 at closing and will advance the remaining funds during construction and stabilization.
•
Advanced funds for six GIL investment commitments totaling $18.8 million and four related property loan investment commitments totaling $23.0 million.
•
Funded a bridge loan secured by a skilled nursing property in Houston, TX to position ourselves for a future MRB investment.
•
Advanced equity totaling $17.5 million to five unconsolidated entities.
•
Executed our first TOB financing with Barclays Bank PLC to finance current and future advances on certain GIL and property loan investment commitments, which provides an additional funding source and diversification of our lender relationships.

We continue to strategically invest in the affordable multifamily MRB and GIL asset classes while also expanding into seniors housing and skilled nursing MRB investments where we believe we can earn attractive leveraged returns. We also continue to see consistent operating results from our affordable multifamily MRBs and GILs, with all such investments being current on contractual principal and interest payments as of December 31, 2021 and having received no requests for forbearance to date.

4

Additional updates regarding our investment portfolio include the following:

•
We participated in a restructuring of the outstanding debt of the Live 929 Apartments in January 2022 that positions the property for stable performance going forward. In addition, the controlling ownership of the property was transferred to a new non-profit entity simultaneous with the restructuring transaction.
•
The borrower for our only commercial MRB property, the Provision Center, received approval from the United States bankruptcy court of an agreement to sell the property. We own approximately 9% of the MRBs issued to finance the property and expect to receive approximately $4.6 million upon closing of the sale later in 2022.
•
Six Vantage properties have completed construction, with five of these properties having achieved over 90% physical occupancy, and another property at 89% occupancy as of December 31, 2021. As we have seen in the past, the Vantage group, as the managing member of each property-owning entity, will position a property for sale upon stabilization and to maximize return on investment.
•
Seven Vantage properties are under construction or in development and none have experienced material supply chain disruptions for either construction materials or labor to date. Our two owned student housing properties, The 50/50 MF Property (near the University of Nebraska-Lincoln) and the Suites on Paseo MF Property (near San Diego State University), continue to meet all direct mortgage and operating obligations with cash flows from operations. The 50/50 MF Property is 88% occupied and the Suites on Paseo MF Property is 97% occupied as of December 31, 2021.

Affiliates of Greystone continue to assist in our growth by introducing new investment opportunities. An affiliate of Greystone has forward committed to purchase seven of our GIL investments to date. In addition, two of our new MRB investments in the fourth quarter were with sponsors referred to us by affiliates of Greystone. We will continue to strategically work with our strongest sponsors on new investment opportunities where traditional sources of capital may not currently be available and to develop new relationships, particularly with those sponsors that are existing clients of Greystone and its affiliates.

Thank you for your continued support of ATAX!

Kenneth C. Rogozinski

Chief Executive Officer

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FOURTH QUARTER 2021 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of affordable multifamily residential and commercial properties. We also invest in GILs, which are similar to MRBs, to provide construction financing for affordable multifamily properties. We continue to expect most of the interest paid on the MRBs and GILs to be excludable from gross income for federal income tax purposes. In addition, we have invested in equity interests in multifamily, market rate properties throughout the U.S. We have also acquired interests in multifamily properties (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties or to operate the MF Properties until their “highest and best use” can be determined. We continue to pursue a business strategy of acquiring additional MRBs and GILs on a leveraged basis, and other investments.

(As of December 31, 2021)

Symbol (NASDAQ)		ATAX
Most Recent Quarterly Distribution per BUC[1]		$0.19
Year to Date Distributions Declared per BUC		$0.50
BUC Price		$6.43
Year to Date Annualized Yield		7.8%

BUCs Outstanding		66,049,908
Market Capitalization		$424,700,908
52-week BUC price range	$4.16 to $7.07

Partnership Financial Information for Q4 2021 ($’s in 000’s, except per BUC amounts)
	12/31/2021	12/31/2020

Total Assets	$1,385,909	$1,175,248
Leverage Ratio[2]	69%	67%

	Q4 2021	YTD 2021

Total Revenue	$19,976	$68,452
Net Income	$7,854	$38,099
Cash Available for Distribution (“CAD”)[3]	$9,355	$39,666
Distributions Declared per BUC[1]	$0.19	$0.50

(1)
The fourth quarter of 2021 distribution consisted of a quarterly distribution of $0.11 per BUC plus a one-time special distribution of $0.08 per BUC. The distribution was paid on January 31, 2022 for BUC holders of record as of December 31, 2021. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend one day prior to the record date, with a payable date of the last business day of the subsequent month.
(2)
Our overall leverage ratio is calculated as total outstanding debt divided by total assets using cost adjusted for paydowns and allowances for MRBs, Governmental Issuer Loans, property loans, taxable MRBs and taxable GILs, and initial cost for deferred financing costs and real estate assets.
(3)
Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income (loss) to CAD is provided on page 14 of the Supplement herein.

6

ATAX ASSET PROFILE

December 31, 2020

12%
1%
9%
5%
5%
68%
Mortgage revenue bonds
Governmental issuer loans
Net real estate assets
Investment in unconsolidated entities
Property Loans
Other (includes cash and restricted cash)

7

ATAX MORTGAGE INVESTMENT PROFILE

Percentage of Mortgage Investments(1) to Total Assets
$1,600,000,000
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
67%
72%
74%
75%
75%
73%
73%
74%
73%
75%
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
Mortgage Investment Assets
Non-Mortgage Investment Assets

(1)
Mortgage Investments include the Partnership’s Mortgage Revenue Bonds, Governmental Issuer Loans and Property Loans that share a first mortgage lien with the Governmental Issuer Loans.

8

ATAX DEBT AND EQUITY PROFILE

9

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS (1)

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB Debt Financings	$1,251,939	$(1,888,125)	$(3,776,250)	$(5,664,375)	$(7,552,500)
TEBS Debt Financings	127,977	(255,954)	(511,908)	(767,862)	(1,023,816)
Other Investment Financings	182,239	(646,034)	(1,392,104)	(2,138,174)	(2,884,244)
Variable Rate Investments	(368,277)	1,266,501	2,931,936	4,705,901	6,491,927
Total	$1,193,878	$(1,523,612)	$(2,748,326)	$(3,864,510)	$(4,968,633)
(1)
Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

10

TOTAL REVENUE & GAIN ON SALE TRENDS

Income Statement Trends - Revenue & Gains on Sale

$27,000,000
$24,000,000
$21,000,000
$18,000,000
$15,000,000
$12,000,000
$9,000,000
$6,000,000
$3,000,000
$0
Total Revenue
$1,500,000,000
$1,400,000,000
$1,300,000,000
$1,200,000,000
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
Total Assets
3/31/2019
6/30/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
For Three Months Ended
Investment income
Contingent interest income
Other income
Gain on sale of investments in unconsolidated entities
Total Assets
Property revenues
Other interest income
Gain on sale of real estate assets
Gain on sale of securities

11

OPERATING EXPENSE TRENDS

•
Since January 1, 2020, the ratio of “Salaries and benefits” and “General and administrative” expenses to Total assets has averaged approximately 0.30% per quarter.
•
Salaries and benefits expense for the three months ended September 30, 2019 includes approximately $2.7 million of expense related to the accelerated vesting of restricted units upon the change in control of ATAX’s general partner on September 10, 2019.

12

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
14301 FNB Parkway		American Stock Transfer & Trust Company
Suite 211		59 Maiden Lane
Omaha, NE 68154		Plaza Level
Phone:	402-952-1235	New York, NY 10038
Investor & K-1 Services:	855-4AT-AXK1	Phone: 718-921-8124
Web Site:	www.ataxfund.com	888-991-9902
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Board of Managers of Greystone AF Manager LLC:
(acting as the directors of ATAX)

Stephen Rosenberg	Chairman of the Board
Curtis A. Pollock	Manager
Jeffrey M. Baevsky	Manager
Drew C. Fletcher	Manager
Steven C. Lilly	Manager
W. Kimball Griffith	Manager
Deborah A. Wilson	Manager

Corporate Officers:
Chief Executive Officer – Kenneth C. Rogozinski
Chief Financial Officer – Jesse A. Coury

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	For the Three	For the Twelve
	Months Ended	Months Ended
	December 31, 2021	December 31, 2021
Net income	$7,853,570	$38,099,488
Change in fair value of derivatives	(34,518)	(23,214)
Depreciation and amortization expense	683,653	2,732,922
Provision for credit loss	956,813	1,856,893
Provision for loan loss	114,186	444,302
Reversal of impairment charge on real estate assets	(250,200)	(250,200)
Amortization of deferred financing costs	386,625	1,209,837
Restricted unit compensation expense	438,143	1,277,694
Deferred income taxes	(11,374)	(89,055)
Redeemable Preferred Unit distribution and accretion	(717,763)	(2,871,051)
Tier 2 Income distributable to the General Partner	(46,222)	(2,649,242)
Bond purchase premium (discount) amortization (accretion), net of cash received	(17,500)	(72,052)
Total CAD	$9,355,413	$39,666,322

Weighted average number of BUCs outstanding, basic	65,972,296	61,971,556

Partnership Only:
Net income per BUC, basic	$0.11	$0.52
Total CAD per BUC, basic	$0.14	$0.64
Distributions declared per BUC	$0.19	$0.50

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

TAX INCOME INFORMATION RELATED TO BENEFICIAL UNIT CERTIFICATES

The following table summarizes tax-exempt and taxable income as percentages of total income allocated to the Partnership’s BUCs on Schedule K-1 for tax years 2019 to 2021. This disclosure relates only to income allocated to the Partnership’s BUCs and does not consider an individual unitholder’s basis in the BUCs or potential return of capital as such matters are dependent on the individual unitholders’ specific tax circumstances. Such amounts are for all BUC holders in the aggregate during the year. Income is allocated to individual investors monthly and amounts allocated to individual investors may differ from these percentage due to, including, but not limited to, BUC purchases and sales activity and the timing of significant transactions during the year.

	2021	2020		2019
Tax-exempt income	32%	215%		37%
Taxable income (loss)	68%	-115%	(1)	63%
	100%	100%		100%

(1)
The taxable loss in 2020 is due primarily to net rental real estate losses that exceeded gains on sale for tax purposes during the year related to the Partnership’s investment in unconsolidated entities.

15